Exhibit 99.2

Certification of Chief Financial Officer

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Robert E. Farnham, the Senior Vice President-Finance of Health Management Associates, Inc., certify that (i) the Annual Report on Form 10-K for the year ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Health Management Associates, Inc.

/s/ Robert E. Farnham
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Robert E. Farnham
Senior Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
Date: December 4, 2002

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